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                                  United States

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K

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                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  March 5, 2003

                         ENCOMPASS SERVICES CORPORATION
             (Exact name of registrant as specified in its charter)

                  Texas              1-13565            76-0535259
             (State or Other       (Commission       (I.R.S. Employer
              Jurisdiction        File Number)     Identification No.)
            of Incorporation)

      3 Greenway Plaza, Suite 2000
             Houston, Texas                               77046
     (Address of principal executive                   (Zip Code)
                offices)

       Registrant's Telephone Number, Including Area Code: (713) 860-0100

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                    INFORMATION TO BE INCLUDED IN THE REPORT

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

     (c) Exhibits.

     The following exhibits are furnished under Item 9 of this Current Report on Form 8-K and shall not be deemed filed for purposes of Section 18 of the Securities Act of 1934, as amended (the "Exchange Act"), nor shall they be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the "Securities Act").

         Exhibit No.       Exhibit
         -----------       -------

             99.1          Press Release of Encompass Services
                           Corporation, dated March 6, 2003,
                           announcing filing of Joint Plan of
                           Reorganization and Disclosure Statement
                           with the United States Bankruptcy Court for the Southern District of Texas.

             99.2 Joint Plan of Reorganization of Encompass Services Corporation and its Affiliated Debtors Under Chapter 11 of the Bankruptcy Code, as filed with the United States Bankruptcy Court for the Southern District of Texas on March 5, 2003.

             99.3 Encompass Services Corporation and its Affiliated Debtors' Joint Disclosure Statement Pursuant to Section 1125 of the Bankruptcy Code, as filed with the United States Bankruptcy Court for the Southern District of Texas on March 5, 2003.

Item 9.  Regulation FD Disclosure.

     In accordance with General Instruction B.2. of Form 8-K, the following information shall not be deemed filed for purposes of Section 18 of the Exchange Act, nor shall it be deemed incorporated by reference in any filing under the Securities Act.

     Encompass Services Corporation (the "Company") filed a press release on March 6, 2003 announcing the March 5, 2003 filing of its Joint Plan of Reorganization and its Joint Disclosure Statement. The press release notes that the Joint Plan of Reorganization contemplates that the Company's Residential Services group will be reorganized as a new entity supported by an investment from Wellspring Capital Management and that the Company has completed the sale of substantially all of the Company's assets outside of


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the Residential Services group during the pendency of the Company's bankruptcy case. A copy of the Press Release is annexed hereto as Exhibit 99.1.

     Also annexed hereto as Exhibits 99.2 and 99.3, respectively, are copies of the Joint Plan of Reorganization and the Joint Disclosure Statement. Both of the Joint Plan of Reorganization and the Joint Disclosure Statement were filed by the Company with the United States Bankruptcy Court for the Southern District of Texas on March 5, 2003. The Joint Disclosure Statement was filed without including certain information that will be required before the Company and its affiliated debtors are able to solicit their creditors for the acceptance of the Joint Plan of Reorganization. Moreover, the Joint Plan of Reorganization and the Joint Disclosure Statement remain subject to review and comment thereon by, among others, the bankruptcy court overseeing the Company's and its affiliated debtors' chapter 11 cases, the official committee of unsecured creditors appointed in the Company's and its affiliated debtors' chapter 11 cases, the Company's and its affiliated debtors' senior lenders, the Company's and its affiliated debtors' debtor-in-possession lenders and Wellspring Capital Management (as the proposed investor in the Company's Residential Services group).


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     ENCOMPASS SERVICES CORPORATION



                                     By:    /s/ Gray H. Muzzy
                                        ----------------------------------------
                                            Gray H. Muzzy
                                            Senior Vice President,
                                            General Counsel and Secretary

Date:  March 7, 2003


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                                  Exhibit Index

         Exhibit No.        Exhibit
         -----------        -------

             99.1 Press Release of Encompass Services Corporation, dated March 6, 2003, announcing filing of Joint Plan of Reorganization and Disclosure Statement with the United States Bankruptcy Court for the Southern District of Texas.

             99.2 Joint Plan of Reorganization of Encompass Services Corporation and its Affiliated Debtors Under Chapter 11 of the Bankruptcy Code, as filed with the United States Bankruptcy Court for the Southern District of Texas on March 5, 2003.

             99.3 Encompass Services Corporation and its Affiliated Debtors' Joint Disclosure Statement Pursuant to
                            Section 1125 of the Bankruptcy Code, as filed with the United States Bankruptcy Court for the Southern District of Texas on March 5, 2003.

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